4. Loan Servicing	12 Months Ended
Dec. 31, 2016
Transfers and Servicing of Financial Assets [Abstract]
Note 4. Loan Servicing

Mortgage loans serviced for others are not included in the accompanying consolidated balance sheets. The unpaid principal balances of mortgage loans serviced for others were $193,858,201 and $193,994,081 at December 31, 2016 and 2015, respectively. Net gain realized on the sale of loans was $429,480 and $424,240 for the years ended December 31, 2016 and 2015, respectively.

The following table summarizes changes in MSRs for the years ended December 31,

	2016	2015

Balance at beginning of year	$1,293,079	$1,311,965
MSRs capitalized	176,705	230,818
MSRs amortized	(266,603)	(257,921)
Change in valuation allowance	7,514	8,217
Balance at end of year	$1,210,695	$1,293,079